SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

MEEDER FUNDS

(Name of Registrant as Specified in Its Charter)

Not Applicable

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[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

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2)	Aggregate number of securities to which transaction applies:

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3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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4)	Proposed maximum aggregate value of transaction:

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[ ]	Fee paid previously with preliminary materials:

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4)	Date Filed:

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SHAREHOLDER NAME
ADDRESS
CITY/STATE

Re: Meeder Institutional Prime Money Market Fund

Proxy Voting Form

Dear Shareholder,

You are receiving this voting instruction form because you hold shares in the Meeder Institutional Prime Money Market Fund. As a shareholder, you have the right to vote on proposals being presented at the special meeting of shareholders of the Institutional Prime Money Market Fund (the "Fund"), to be held on December 7, 2023, at 8:00 a.m., Eastern Time. The Notice of Special Meeting and Proxy have been delivered to all shareholders of the Fund as of October 16, 2023. The materials are also available at www.meederinvestment.com/ProxyStatement. We ask that you provide your voting instructions prior to the meeting date so that your vote will be counted. This proxy is solicited on behalf of the Fund's Board of Trustees.

VOTING INSTRUCTION FORM

Your vote is important. Please fill in your vote below using black or blue ink or a number 2 pencil.

The Board recommends you vote FOR the following proposal:

1.	To approve a change to the Fund's fundamental investment policy regarding investment concentrations to the following: The Fund will, under normal circumstances, invest more than 25% of the value of its total assets in instruments issued by companies in the financial services group of industries. The Fund, may, however, invest less than 25% of the value of its total assets in this group of industries for temporary defensive purposes.

for	withhold	ABSTAIN
[ ]	[ ]	[ ]

Please sign and date this form below. Enter the name(s) as it appears on your statement. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees, or guardians should indicate the full title and capacity in which they are signing.

Name(s)

Signature(s)	Date

Signature(s)	Date

This proxy will be voted as directed by the signing shareholder(s). If no direction is given when the duly executed proxy is returned, this proxy will be voted for the proposal and will be voted in the appointed proxies' discretion upon such other business as may properly come before the meeting.

Return your completed form by U.S. MAIL using the enclosed, postage-paid envelope to P.O. Box 7177, Dublin, Ohio 43017, by EMAIL to meederfunds@meederinvestment.com, or by FAX to (614) 766-6669. If you have any questions about the proxy, you may contact the Meeder Funds at (800) 325-3539.

Institutional Prime Money Market Fund

a series of

Meeder Funds

6125 Memorial Drive

Dublin, Ohio 43017

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held December 7, 2023

The Board of Trustees of Meeder Funds, an open-end investment management company organized as a Massachusetts business trust (the "Trust"), has called a special meeting (the "Meeting") of the shareholders of the Institutional Prime Money Market Fund (the "Fund"), to be held at the offices of Meeder Asset Management, Inc., 6215 Memorial Drive, Dublin, Ohio 43017, on December 7, 2023 at 8:00 a.m., Eastern Time, for the following purpose:

1.

To approve a change to the Fund's fundamental investment policy to require that the Fund will, under normal circumstances, invest more than 25% of the value of its total assets in instruments issued by companies in the financial services group of industries. The Fund, may, however, invest less than 25% of the value of its total assets in this group of industries for temporary defensive purposes.

2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only Fund shareholders of record at the close of business on October 16, 2023, are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will first be mailed to shareholders on or about November 6, 2023.

By Order of the Board of Trustees

/s/ Robert S. Meeder, Jr.

Robert S. Meeder, Jr., President

YOUR VOTE IS IMPORTANT

To assure your representation at the Meeting, please follow the instructions provided on the Proxy Card (or voting instruction form), and vote by emailing your ballot to meederfunds@meederinvestment.com, faxing your ballot to (614) 766-6669 or by mailing your ballot to P.O. Box 7177, Dublin, Ohio 43017. Whether or not you plan to attend the Meeting in person, please vote your shares; if you attend the Meeting, you may revoke your proxy and vote your shares in person. For more information or assistance with voting, please call (800) 325-3539.

Institutional Prime Money Market Fund

a series of

Meeder Funds

6125 Memorial Drive

Dublin, Ohio 43017

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To Be Held December 7, 2023

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Meeder Funds (the “Trust”), on behalf of Institutional Prime Money Market Fund (the “Fund”), for use at the special meeting of shareholders of the Trust (the “Meeting”) to be held at the offices of Meeder Asset Management, Inc., 6215 Memorial Drive, Dublin, Ohio 43017, on December 7, 2023 at 8:00 a.m., Eastern Time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement and accompanying form of proxy will be mailed to shareholders on or about November 6, 2023.

The Board called the Meeting for the following purposes:

1.	To approve a change to the Fund’s fundamental investment policy to require that the Fund will, under normal circumstances, invest more than 25% of the value of its total assets in instruments issued by companies in the financial services group of industries. The Fund, may, however, invest less than 25% of the value of its total assets in this group of industries for temporary defensive purposes.

2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only Fund shareholders of record at the close of business on October 16, 2023 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof. The Fund is managed by Meeder Asset Management, Inc. (the “Adviser”), 6215 Memorial Drive, Dublin, Ohio 43017.

This Proxy Statement is available at www.meederinvestment.com/ProxyStatement, by emailing meederfunds@meederinvestment.com or by calling (800) 325-3539.

The Fund’s annual and semi-annual reports are available, without charge, by visiting www.meederinvestment.com, by writing to Meeder Asset Management, Inc., P.O. Box 7177, Dublin, Ohio 43017, or by calling (800) 325-3539.

PROPOSAL 1

approval of Change to THE FUND’s Fundamental INVESTMENT policy

The Fund is subject to a number of “fundamental” investment policies, including a restriction on the Fund’s ability to concentrate in any particular industry or group of industries. Since its launch, the Fund has identified itself in its registration statement and shareholder reports as a non-concentrated fund. However, since the adoption of the policies, the nature of the Fund’s investments has changed. Both the Adviser and Board believe that the Fund’s investment strategy could be better achieved if, under normal circumstances and except for temporary defensive purposes, it invests more than 25% of the value of the total assets of the Fund in instruments, including asset-backed securities, issued by companies in the financial services group of industries. The financial services group of industries includes companies providing financial services to consumers and industry, such as U.S. and non-U.S. banks, broker-dealers, insurance companies and finance companies. The Fund will determine the industry classification of most securities by reference to the Global Industry Classification Standard, which classifies all major public companies into sectors, industries, industry groups and sub-industries. Asset-backed securities, however, will be classified based upon the Adviser’s evaluation of the industry of the sponsor, the asset underlying the security and the risks associated with an investment in the underlying assets.

Under Section 8(b)(1)(E) of the 1940 Act, a fund must recite its policy with respect to concentration of investments in a particular industry or group of industries. Concentration means investing 25% or more of a fund’s assets in investments in a particular industry or group of industries. Under the Investment Company Act of 1940, as amended (the “1940 Act”), a fundamental investment policy may be changed or eliminated only with shareholder approval. In this proposal, the Board is recommending that shareholders approve the change of the Fund’s investment policy regarding investment concentration.

The Fund’s current fundamental investment policy regarding investment concentration is as follows:

The Fund may not concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

The proposed amendment to the fundamental investment policy regarding investment concentration is as follows:

The Fund will, under normal circumstances, invest more than 25% of the value of its total assets in instruments issued by companies in the financial services group of industries. The Fund, may, however, invest less than 25% of the value of its total assets in this group of industries for temporary defensive purposes.

The Adviser and the Board believe that changing the fundamental investment policy is in the best interests of shareholders because it would permit the Fund to focus more of its investments in instruments issued by financial services companies, such as certificates of deposit and commercial paper issued by banks and finance companies. The Adviser believes that concentration of investments within the broadly defined financial services group of industries will produce the highest yield for shareholders. If Proposal 1 is approved the Fund may be subject to the following risk in addition to the risks outlined in its registration statement dated April 28, 2023:

Concentration Risk. The Fund will, under normal circumstances, invest a significant portion of its assets in securities issued by companies in the financial services industry. The Fund will be more susceptible to developments that affect those industries, including interest rate risk, credit risk and risk associated with regulatory changes in the financial services industry.

If Proposal 1 is approved by the shareholders of the Fund, the changes will be effective as of the date that shareholders are notified of the change through either (i) a supplement to the prospectus and/or Statement of Additional Information (“SAI”) or (ii) revisions to such documents at the time of the annual update to the Fund’s registration statement. Neither the Board nor the Adviser know of any contest or dispute as to the actions to be taken under Proposal 1. If shareholders of the Fund fail to approve Proposal 1, none of the changes contemplated by the Proposal will be effective for the Fund.

The Board approved the proposed changes to the Fund’s fundamental investment policy on October 16, 2023 subject to approval by shareholders of the Fund representing a majority of its outstanding voting securities.

The Board, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” the approval of Proposal 1.

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a series of Meeder Funds, an open-end investment management company organized as a Massachusetts business trust on December 31, 1991, as the successor to a Pennsylvania business trust organized on April 30, 1982. In addition to the Fund, the Trust consists of the following series: Muirfield Fund, Spectrum Fund, Global Allocation Fund, Balanced Fund, Moderate Allocation Fund, Conservative Allocation Fund, Dynamic Allocation Fund, Quantex Fund, and Tactical Income Fund (collectively, the “Funds”). The Trust’s principal executive offices are located at 6125 Memorial Drive, Dublin, Ohio 43017. The Board supervises the business activity of the Fund. Like other mutual funds, the Trust retains various organizations to perform specialized services. The Trust currently retains Meeder Asset Management, Inc., 6125 Memorial Drive, Dublin, Ohio 43017, as the Funds’ investment adviser. Mutual Funds Service Co., 6125 Memorial Drive, Dublin, Ohio 43017, is the Funds’ administrator, transfer agent and accountant. The Huntington National Bank, 7 Easton Oval, Columbus, OH 43219, serves as the Funds’ custodian. Meeder Distribution Services, Inc., 6125 Memorial Drive, Dublin, Ohio 43017, is the Funds’ principal distributor.

THE PROXY

The Board is soliciting proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy card with instructions on how to vote your shares via by email, fax or by U.S. mail is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for Proposal 1 and at the discretion of the holders of the proxy, on any other matter that may come before the Meeting about which the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the President of the Trust revoking the proxy, or (iii) attending and voting in person at the Meeting.

OUTSTANDING SHARES AND VOTING

As of the Record Date, the following shares of beneficial interest of the Fund were issued and outstanding:

Name of Fund	Shares Outstanding
Institutional Prime Money Market Fund	692,970,914.214

All shareholders of record on the Record Date are entitled to vote at the Meeting on Proposal 1 with respect to the Fund. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting. When any share is held jointly by several persons, any one of them may vote at the Meeting in person or by proxy in respect of such share, but if more than one of them is present at the Meeting in person or by proxy, and such joint owners or their proxies disagree as to any vote to be cast, such vote shall not be received in respect of such share. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Fund entitled to vote is necessary to constitute a quorum at the Meeting.

Approval of Proposal 1 requires the affirmative vote of “majority of the outstanding voting securities” of the Fund. The 1940 Act defines “majority of the outstanding voting securities” to mean the vote (i) of 67% or more of the voting securities (i.e., shares) present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) of more than 50% of the outstanding voting securities of the Fund, whichever is less. This means that Proposal 1 may be approved by less than a majority of the outstanding shares of the Fund, provided a quorum is present at the Meeting.

Other Funds in the Trust (“Investing Meeder Fund”) may invest in other investment companies, including the Fund. When an Investing Meeder Fund (or the Adviser acting on behalf of the Investing Meeder Fund) exercises voting rights, by proxy or otherwise, with respect to investment companies in which they invest, the Investing Meeder Fund will either seek instructions from its shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Investing Meeder Fund in the same proportion as the vote of all other shareholders. With respect to this proxy, the Adviser has determined that it will vote the shares held by each Investing Meeder Funds in the same proportion as the vote of all other shareholders in the Fund.

Abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum and as votes against Proposal 1. In addition, under the rules of the New York Stock Exchange (“NYSE”), if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, such shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of special meetings). The NYSE does consider Proposal 1 to be a non-routine matter that affects substantially a shareholder’s rights or privileges. As a result, brokers holding shares of the Funds on behalf of clients may not vote on Proposal 1 absent instructions from the beneficial owners of the shares. If a shareholder does not instruct his or her broker on how to vote his or her shares, the shareholder’s shares will not be present at the Meeting for purposes of determining a quorum or for any other purpose.

Treating broker non-votes as votes against Proposal 1 can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. Abstentions and “broker non-votes” will be treated as present for purposes of determining a quorum and votes against the proposal.

If (i) a quorum is not present at the Meeting, or (ii) a quorum is present but sufficient votes in favor of Proposal 1 have not been obtained, then the Meeting may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, whether or not a quorum is present, to permit further solicitation of proxies. The persons named as proxies also may adjourn the Meeting for any other reason in their discretion. Any adjourned meeting may be held, within a reasonable time after the date set for the original Meeting, without the necessity of further notice unless a new record date of the adjourned Meeting is fixed. The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment. In determining whether to vote for adjournment, the persons named as proxies shall consider all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, in determining that an adjournment and additional solicitation is reasonable and in the interests of shareholders. At any adjourned Meeting, the Trust may transact any business which might have been transacted at the original Meeting.

The individuals named as proxies will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If a shareholder properly executes a proxy and gives no voting instructions with respect to Proposal 1, the shares will be voted in favor of Proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting. The Board of Trustees of the Trust is not aware of any other matters to come before the Meeting.

Security ownership of certain beneficial owners

To the knowledge of the Trust’s management, as of the Record Date, the following shareholders were owners of record or beneficial owners, because they possessed voting or investment power with respect to such shares, of 5% or more of the outstanding shares of the Fund:

FUND AND SHAREHOLDER	No. of shares	Percent of the class total assets held by the shareholder
INSTITUTIONAL PRIME MONEY MARKET FUND
Reliance Trust Co FBO: Meeder Funds FBO Muirfield Huntington National Bank PO Box 78446 Atlanta, GA 30357	232,716,984.214	33.58%
Reliance Trust Co FBO: Meeder Funds FBO Balanced Huntington National Bank PO Box 78446 Atlanta, GA 30357	99,886,064.823	14.41%
Reliance Trust Co FBO: Meeder Funds FBO Dynamic Huntington National Bank PO Box 78446 Atlanta, GA 30357	80,700,750.021	11.65%
Reliance Trust Co FBO: Meeder Funds FBO Spectrum Huntington National Bank PO Box 78446 Atlanta, GA 30357	72,597,682.119	10.48%
Reliance Trust Co FBO: Meeder Funds FBO Moderate Allocation Huntington National Bank PO Box 78446 Atlanta, GA 30357	56,500,831.061	8.15%
Reliance Trust Co FBO: Meeder Funds FBO Conservative Huntington National Bank PO Box 78446 Atlanta, GA 30357	47,806,569.543	6.90%

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental investment policies.

Security Ownership of Management

To the best knowledge of the Trust, there were no Trustees, Nominees or officers of the Trust who were the owners of more than 1% of the outstanding shares of the Fund on the Record Date.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act that must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Alaina V. Salonsky, Meeder Funds, P.O. Box 7177, Dublin, Ohio 43017.

COST OF SOLICITATION

The Board is making this proxy solicitation. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting, the proxy card and any additional materials relating to the meeting, which is anticipated to total approximately $20,000, will be borne by the Fund. In addition to solicitation by mail, solicitations also may be made by email, or other electronic media, or personal contacts. The Trust will request that banks, broker/dealer firms, custodians, nominees, and fiduciaries forward proxy materials to the beneficial owners of the shares of record. Banks, broker/dealer firms, custodians, nominees, and fiduciaries may be reimbursed for their reasonable expenses incurred in connection with such proxy solicitation. In addition, officers and employees of the Adviser or Mutual Fund Services Co., without extra compensation, may conduct additional solicitations by telephone, email, and personal interviews.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

Communications with the Board

A shareholder of the Trust wishing to communicate with the Board may do so in writing, signed by the shareholder and setting forth: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; and (iii) if the shares are owned indirectly through a broker or other record owner, the name of the broker or other record owner. These communications should be addressed as follows: Alaina V. Salonsky, Meeder Funds, P.O. Box 7177, Dublin, Ohio 43017.

DELIVERY OF VOTING INSTRUCTIONS

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the shareholder(s) request otherwise. Call, write to, or email the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call, write to, or email the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, call (800) 325-3539 or write to Meeder Funds, P.O. Box 7177, Dublin, Ohio 43017.

A copy of the Notice of Shareholder Meeting, the Proxy Statement and the Proxy Card are available at www.meederinvestment.com/ProxyStatement, by emailing meederfunds@meederinvestment.com, or by calling (800) 325-3539.

BY ORDER OF THE BOARD OF TRUSTEES

/s/ Robert S. Meeder, Jr.

ROBERT S. MEEDER., JR

President

Dated November 6, 2023

Please complete the enclosed PROXY card AND VOTE by emailing your ballot to meederfunds@meederinvestment.com, faxing your ballot to (614) 766-6669, OR Mailing YOUR BALLOT in the enclosed reply envelope to P.O. Box 7177, Dublin, Ohio 43017.